WASATCH FUNDS, INC.

Supplement dated July 30, 2008

To the Prospectus dated January 31, 2008

The Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2008. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.wasatchfunds.com or calling us at 800.551.1700.

1. Effective August 11, 2008, on page 54 of the Prospectus, the section entitled “Exchanges Between Wasatch Funds and the Northern U.S. Government Money Market Fund” is hereby changed to “Exchanges Between Wasatch Funds and the WA-Federated Money Market Account.”

2. Effective August 11, 2008, all references to the “Money Market Fund or the Northern U.S. Government Money Market Fund” in the Prospectus are hereby changed to the “WA-Federated Money Market Account”.

3. Effective August 11, 2008, the first bullet point of the section entitled “Exchanges between Wasatch Funds and the Northern U.S. Government Money Market Fund” on page 54 of the Prospectus is hereby deleted in its entirety and replaced with the following:

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You may exchange all or a portion of your investment in the Funds for shares of the WA-Federated Money Market Account, a money market account advised by Federated Investment Management Company (and not by Wasatch Advisors, Inc.) that invests in a diversified portfolio of high quality money market instruments. The WA-Federated Money Market Account and its adviser are not affiliated persons of the Wasatch Funds or Wasatch Advisors, Inc. THE SHARES OF THE WA-FEDERATED MONEY MARKET ACCOUNT ARE NOT OFFERED BY THIS PROSPECTUS.

4. Effective August 11, 2008, the sixth bullet point of the section entitled “Exchanges between Wasatch Funds and the Northern U.S. Government Money Market Fund” on page 54 of the Prospectus is hereby deleted in its entirety and replaced with the following:

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Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is a bank holiday. Requests made on a bank holiday will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

5. Effective August 11, 2008, the following information is hereby added at the end of the section entitled “Wasatch Funds-Account Policies” on page 56:

About The WA-Federated Money Market Account

Please be sure to read the separate prospectus for the WA-Federated Money Market Account carefully before investing in it. The WA-Federated Money Market Account is managed by Federated Investment Management Company and not by Wasatch Advisors, Inc. Federated Investment Management Company is not an affiliate of Wasatch Advisors, Inc. or the Wasatch Funds. Federated Securities Corp. is the distributor of the WA-Federated Money Market Account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE